                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                March 10, 2000
                                Date of Report
                       (Date of earliest event reported)

                                INFOSPACE, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

            0-25131                                 91-1718107
     (Commission File No.)             (IRS Employer Identification Number)

                       601 108th Avenue N.E., Suite 1200
                          Bellevue, Washington 98004
                   (Address of Principal Executive Offices)

                                 425-201-6100
             (Registrant's Telephone Number, Including Area Code)
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     On March 10, 2000 InfoSpace, Inc. (formerly InfoSpace.com, Inc.), a
Delaware corporation, completed its acquisition of Saraide, Inc., a Delaware corporation ("Saraide"). This transaction was initially reported on a Current Report on Form 8-K dated March 10, 2000, filed March 29, 2000 (the "Original 8-K"). The Original 8-K was amended by a Form 8-K/A filed on May 24, 2000. This Amendment is being filed to amend Exhibit 23.1 thereto in its entirety.

Item 7.    Financial Statements and Exhibits
-------    ---------------------------------

     (c)  Exhibits.

          2.1* Agreement and Plan of Reorganization, dated as of December 6, 1999, by and between the Registrant, IC Acquisition I Corporation (a wholly-owned subsidiary of Registrant) and Saraide.

          20.1** Financial Statements of Saraide, including balance sheets of Saraide as of December 31, 1999 and 1998 and the statements of operations for the year ended December 31, 1999 and for the period from June 30, 1998 (inception) to December 31, 1998, statements of stockholders' equity for the year ended December 31, 1999 and the period from June 30, 1998 (inception) to December 31, 1999, and statements of cash flows for the year ended December 31, 1999 and for the period from June 30, 1998 (inception) to December 31, 1999.

          20.2** Unaudited Pro Forma Combined Consolidated Statement of Operations of Registrant and Saraide for the year ended December 31, 1999.

          23.1     Consent of Deloitte & Touche LLP, Independent Auditors.

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* Previously filed as an Exhibit to the Registrant's Current Report on Form 8-K
filed with the Securities and Exchange Commission on March 29, 2000.

** Previously filed as an Exhibit to the Registrant's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on May 24, 2000.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 7, 2000                     InfoSpace, Inc.

                                        By: /s/ Tammy D. Halstead
                                            ---------------------------------
                                            Tammy D. Halstead
                                            Senior Vice President and
                                             Chief Accounting Officer
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                               INDEX TO EXHIBITS


Exhibit
 Number      Description
-------      ---------------

2.1* Agreement and Plan of Reorganization, dated as of December 6, 1999, by and between the Registrant, IC Acquisition I Corporation (a wholly-owned subsidiary of the Registrant) and Saraide.

20.1** Financial Statements of Saraide, including balance sheets of Saraide as of December 31, 1999 and 1998, the statements of operations for the year ended December 31, 1999 and for the period from June 30, 1998 (inception) to December 31, 1998, statements of stockholders' equity for the year ended December 31, 1999 and the period from June 30, 1998 (inception) to December 31, 1998, and statements of cash flows for the year ended December 31, 1999 and for the period from June 30, 1998 (inception) to December 31, 1998.

20.2** Unaudited Pro Forma Combined Consolidated Statement of Operations of Registrant and Saraide for the year ended December 31, 1999.

23.1         Consent of Deloitte & Touche LLP, Independent Auditors.

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* Previously filed as an exhibit to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2000.

** Previously filed as an exhibit to the Registrant's Current Report on Form 8-
   K/A filed with the Securities and Exchange Commission on May 24, 2000.